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                      FDIC REMIC TRUST 1996-C1


                                                                EXHIBIT 99.
                                                                PAGE 1 OF 2


ITEM 12. Security Ownership of Certain Beneficial Owners and Management


As of April 7, 1997, the following persons were known to the Registrant to be the registered beneficial owners of more than 5% of the aggregate fractional undivided interest evidenced by each Class of the Certificates referenced below:



  TITLE            NAME AND ADDRESS                     AMOUNT OF BENEFICIAL
 OF CLASS        OF BENEFICIAL HOLDERS             OWNERSHIP (ORIGINAL PRINCIPAL)     % CLASS
-----------      ---------------------             ------------------------------     --------

Class 1-A*       Bank of New York                             $60,529,000               13.60
                 925 Patterson Plank Road
                 Secaucus, NJ 07094

                 Bankers Trust Company                        $70,031,000               15.73
                 c/o BT Services Tennessee Inc.
                 648 Grassmere Park Drive
                 Nashville, TN 37211

                 Boston Safe Deposit & Trust Co.              $72,838,000                16.36
                 c/o Mellon Bank N.A.
                 Three Mellon Bank Center
                 Room 153-3015
                 Pittsburgh, PA 15259

                 Chase Manhattan Bank                         $42,096,000                9.46
                 Two Chase Manhattan Plaza, 5th Fl.
                 New York, NY 10081

                 Citicorp Services, Inc.                      $36,020,000                8.09
                 P.O. Box 30576
                 Tampa, FL 33630-3576

                 SSB-Custodian                                $52,509,000               11.79
                 Global Proxy Unit, A5NW
                 P.O. Box 1631
                 Boston, MA 02105-1631


Class I-B*       Bankers Trust Company                        $11,000,000               33.35
                 c/o BT Services Tennessee Inc.
                 648 Grassmere Park Drive
                 Nashville, TN 37211

                 Boston Safe Deposit & Trust Co.               $7,000,000               21.23
                 c/o Mellon Bank N.A.
                 Three Mellon Bank Center
                 Room 153-3015
                 Pittsburgh, PA 15259

                 Chase Manhattan Bank                          $3,500,000               10.61
                 Two Chase Manhattan Plaza, 5th Fl.
                 New York, NY 10081

                 Citicorp Services, Inc.                       $7,979,000               24.19
                 P.O. Box 30576
                 Tampa, FL 33630-3576

                 SSB-Custodian                                 $3,500,000               10.61
                 Global Proxy Unit, A5NW
                 P.O. Box 1631
                 Boston, MA 02105-1631


Class I-C*       Bank of New York                              $5,000,000               18.19
                 925 Patterson Plank Road
                 Secaucus, NJ 07094

                 Boston Safe Deposit & Trust Co.               $7,000,000              25.47
                 c/o Mellon Bank N.A.
                 Three Mellon Bank Center
                 Room 153-3015
                 Pittsburgh, PA 15259

                 Citicorp Services, Inc.                      $12,483,000              45.42
                 P.O. Box 30576
                 Tampa, FL 33630-3576

                 Nations Bank of Texas N.A.                    $2,000,000              7.28
                 Trust Operations, 16th Floor
                 1401 Elm Street
                 Dallas, TX 75202

Class I-D*       Boston Safe Deposit & Trust Co.              $25,000,000             56.85
                 c/o Mellon Bank N.A.
                 Three Mellon Bank Center
                 Room 153-3015
                 Pittsburgh, PA 15259

                 First National Bank of Boston                $10,972,693             24.95
                 c/o ADP Proxy Services
                 51 Mercedes Way
                 Edgewood, NY 11717

                 PNC National Association                     $ 3,000,000              6.82
                 1835 Market Street
                 11 Penn Center, 15th Floor
                 Philadelphia, PA 19103

                 SSB-Custodian                                $ 3,500,000              7.96
                 Global Proxy Unit, A5NW
                 P.O. Box 1631
                 Boston, MA 02105-1631

Class II-A*      Bank of New York                             $22,000,000             14.85
                 925 Patterson Plank Road
                 Secaucus, NJ 07094

                 Bankers Trust Company                        $16,568,000             11.18
                 c/o BT Services Tennessee Inc.
                 648 Grassmere Park Drive
                 Nashville, TN 37211

                 Boston Safe Deposit & Trust Co.              $17,800,000             12.01
                 c/o Mellon Bank N.A.
                 Three Mellon Bank Center
                 Room 153-3015
                 Pittsburgh, PA 15259

                 Citicorp Services, Inc.                      $21,500,000             14.51
                 P.O. Box 30576
                 Tampa, FL 33630-3576

                 NBD Bank Municipal Bond                      $13,400,000              9.04
                  Department
                 Attn: Securities Dept.
                 611 Woodward Avenue
                 Detroit, MI 48226

                 SSB-Custodian                                $28,150,000             19.00
                 Global Proxy Unit, A5NW
                 P.O. Box 1631
                 Boston, MA 02105-1631

Class II-B*      Bank of New York                              $4,500,000             29.96
                 925 Patterson Plank Road
                 Secaucus, NJ 07094

                 Bankers Trust Company                        $ 5,650,000             37.62
                 c/o BT Services Tennessee Inc.
                 648 Grassmere Park Drive
                 Nashville, TN 37211

                 Bankers Trust Company/First Union             $4,868,000             32.41
                  Clearance
                 Dealer Clearance
                 16 Wall Street, 5th Floor
                 New York, NY 10005

Class II-C*      Bankers Trust Company/First Union             $1,660,000             14.21
                  Clearance
                 Dealer Clearance
                 16 Wall Street, 5th Floor
                 New York, NY 10005

                 Goldman, Sachs & Co.                           $6,700,806             57.37
                 c/o ADP Proxy Services
                 51 Mercedes Way
                 Edgewood, NY 11717

                 Investors Fiduciary Trust                     $2,060,000             17.64
                  Company/SSB
                 Global Proxy Unit, A5NW
                 P.O. Box 1631
                 Boston, MA 02105-1631

                 LBI-Lehman Government Securities             $1,260,000              10.79
                  Inc. (LBI)
                 200 Vesey Street
                 New York, NY 10285

Class I-XS       Federal Deposit Insurance Corp.                 N/A**                100
                 801 17th Street, N.W.
                 Washington, D.C. 20434

Class II-XS      Federal Deposit Insurance Corp.                 N/A**                100
                 801 17th Street, N.W.
                 Washington, D.C. 20434

Class R-UT       Federal Deposit Insurance Corp.                 N/A                  100
                 801 17th Street, N.W.
                 Washington, D.C. 20434

Class R-LT       Federal Deposit Insurance Corp.                 N/A                  100
                 801 17th Street, N.W.
                 Washington, D.C. 20434



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* As of April 7, 1997, the security ownership of the Class of Certificates was registered on the books and records of the Trustee to "Cede & Co.," The Depository Trust Company's nominee. The beneficial ownership of such Class disclosed herein is based on a security positions listing of The Depository Trust Company as of April 7, 1997.

** The Class I-XS and II-XS Certificates have no principal balances, the holders thereof being entitled solely to distributions of interest accruing on the respective National Amount of such Certificates.